Q4 2025 EARNINGS CALL PRESENTATION

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward- looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

4 QUARTERLY HIGHLIGHTS 2025: Solid Execution & Clear Progress Toward Accelerated Growth • Resilient Portfolio Had Durable Tenant Performance & Steady Consumer Demand • Strong Earnings Growth with FFOAA Per Share Increase of 5.1% and AFFO Per Share Increase of 6.2% • Q4 Acquisitions Expanded Golf Portfolio & Diversified Attractions • Strategic Capital Recycling Delivered Meaningful Results • Balance Sheet Is Competitive Strength • Announcing 5.1% Increase to Our Monthly Common Dividend Enhanced Balance Sheet Positions Us to Capitalize on Significant Investment Opportunities Anticipated in 2026

PORTFOLIO

6 PORTFOLIO OVERVIEW Education Portfolio 55 Properties; 5 Operators Leased at 100% *See Quarterly Report on Form 10-Q for the quarter ended December 31, 2025 for definition and calculation of this non-GAAP measure Experiential Portfolio 278 Properties; 54 Operators ~$6.6B (94%) Total Investments* Leased or Operated at 99% Total Portfolio Snapshot ~$7.0B Total Investments* 333 Properties Leased or Operated at 99% Q4 Investment Spending $147.7M Portfolio Coverage TTM Dec 2025 Total Portfolio Coverage 2.0x

7*BoxOfficeMojo PORTFOLIO UPDATE Box Office Updates* North American Box Office Gross (NABOG) • 2025 box office was $8.7B, 1% increase over 2024 • Q4 box office was $2.2B compared to $2.4B in 2024; strong performance from Zootopia 2, Wicked: For Good, and Avatar: Fire & Ash 2026 Expectations – Analysts expect box office to increase over 2025 EPR moving away from providing annual estimates as box office is stabilizing • Bulk of theatre rent not tied to box office fluctuations; Regal is exception and is based on lease year rather than calendar year • Higher margin F&B spending constitutes a higher percentage of exhibitors’ overall revenue; not necessary to reach 2019 box office to have comparable coverage

PORTFOLIO UPDATE

Other Experiential Property and Operator Updates

Ski

- East Coast & Midwest operators started with above average snow and strength continues
- Northern CA opened late due to lack of snow but conditions have improved significantly
- Alyeska seeing strong demand augmented by IKON pass




ANDRETTI

Eat & Play

- Coverage remains strong even with some continuing macro pressures on consumers & expense increases
- Andretti: KC opened in Nov; Schaumburg scheduled for Q2
- Pinstack: EPR's second location in Northern VA scheduled to open Q2 2026
- Topgolf: Leonard Green Partners acquired 60% interest

EPR Properties®

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9 Other Experiential Property and Operator Updates PORTFOLIO UPDATE Attractions • Valcartier’s outdoor park & Hotel De Glace opened in December; benefitting from sustained domestic travel in Canada • Pleased with improved metrics at Enchanted Forest Water Safari in operator’s first full year of ownership • Bavarian Inn significant Y/Y revenue & EBITDARM increases Fitness & Wellness • Bullish about opportunities in this space • Hot springs assets delivered strong Y/Y performance

INVESTMENT SPENDING

Q4 Investment Spending was $147.7M bringing YTD to $288.5M

Acquisition of Portfolio of 5 Championship Golf Courses in Dallas for $90.7M:

Will be leased & operated by Advance Golf Partners; investments follow research of attractive supply & demand dynamics & scalable partnership options


Frisco Golf Club


Sky Creek Golf Club


Westbridge Golf Club

Acquisition of Ocean Breeze Waterpark for $23.2M: Properties will be leased & operated by an affiliate of Premier Parks, a long-time strategic partner

Q1 2026 Starting Strong: Acquisition of VITAL Climbing Lower East Side in Essex Crossing for $34M

Increasing Investment Spending Cadence: Reflects deep relationships & high-quality investment opportunities

2026 Investment Spending Guidance	$400M - $500M

EPR Properties®

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1 1 During the Quarter • Sold two leased theatre properties for alternative uses; two land parcels • Net proceeds of $16.1M & recognized a gain of $5.3M • Received $18.4M in proceeds from partial paydown on mortgage note relating to Gravity Haus in Steamboat Springs Update on Vacant Properties • In past 5 years, sold 33 theatres; 1 vacant theatre remains Year to Date • 2025 disposition proceeds were $168.3M CAPITAL RECYCLING 2026 Disposition Proceeds Guidance $25M - $75M

FINANCIAL REVIEW

1 3*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Financial Performance Quarter ended December 31, 2025 2024 $ Change % Change Total Revenue $183.0 $177.2 $5.8 3% Net Income (loss) – Common 60.9 (14.4) 75.3 522% FFO as adj. – Common* 101.2 94.3 6.9 7% AFFO – Common* 101.4 94.1 7.3 8% Net Income (loss)/share – Common 0.79 (0.19) 0.98 516% FFO/share - Common, as adj.* 1.30 1.23 0.07 6% AFFO/share - Common* 1.30 1.22 0.08 7%

1 4*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Financial Performance Year ended December 31, 2025 2024 $ Change % Change Total Revenue $718.4 $698.1 $20.3 3% Net Income – Common 250.8 121.9 128.9 106% FFO as adj. – Common* 396.6 373.9 22.7 6% AFFO – Common* 398.2 371.4 26.8 7% Net Income/share – Common 3.28 1.60 1.68 105% FFO/share - Common, as adj.* 5.12 4.87 0.25 5% AFFO/share - Common* 5.14 4.84 0.30 6%

1 5 Key Ratios* Quarter ended December 31, 2025 Fixed charge coverage 3.4x Debt service coverage 4.0x Interest coverage 4.0x Net Debt to Adjusted EBITDAre 5.0x Net Debt to Annualized Adjusted EBITDAre 4.9x Net Debt to Gross Assets 39% AFFO payout 68% *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS

1 6 CAPITAL MARKETS UPDATE Debt • $2.9B total debt; all fixed rate or fixed through interest rate swaps at overall weighted avg. = 4.4% • In November, closed on public offering of $550.0M of 5-year senior unsecured notes with interest rate of 4.75% Liquidity Position at 12/31/2025 • $90.6M unrestricted cash • No balance outstanding on $1B revolver ATM Program • In December, finalized ATM program allowing for issuance of common shares having an aggregate sales price of up to $400.0M • No shares have been issued to date under the program

1 7 FFO AS ADJUSTED PER SHARE* Guidance $5.28 - $5.48 INVESTMENT SPENDING Guidance $400M - $500M DISPOSITION PROCEEDS Guidance $25M - $75M *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures 2026 GUIDANCE

1 8 PERCENTAGE RENT & PARTICIPATING INTEREST Guidance $18.5M - $22.5M 2026 GUIDANCE, CONTINUED Percentage Rent & Participating Interest Reconciliation 2025 Actual $24.5M Out of period in 2025 (does not repeat) (3.5M) Impact of lower projected revenue at ski tenant (1.1M) Impact of threshold increases (offset in minimum rent) (0.4M) Net growth from other tenants, including Regal 1.0M 2026 Guidance Midpoint $20.5M

1 9 OTHER EXPENSE Guidance $41.0M - $51.0M GENERAL & ADMINISTRATIVE EXPENSE Guidance $56.0M - $59.0M 2026 GUIDANCE, CONTINUED OTHER INCOME Guidance $41.0M - $51.0M 5.1% MONTHLY DIVIDEND INCREASE Monthly Dividend $0.31

CLOSING COMMENTS